Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies
Schedule of non-cancelable purchase commitments and commitments under other agreements
	Years ended December 31,
(Millions of dollars)	2019	2020	2021	2022	2023	Thereafter	Totals
Hog procurement contracts (a)	$69	$71	$78	$64	$46	$34	$362
Grain and feed ingredients (a)	116	2	—	—	—	—	118
Grain purchase contracts for resale (b)	564	—	—	—	—	—	564
Fuel supply contracts (c)	31	—	49	49	49	352	530
Equipment and other purchase commitments	73	—	—	—	—	—	73
Total firm purchase commitments	$853	$73	$127	$113	$95	$386	$1,647
Ports (d)	18	18	19	19	20	109	203
Vessel, time and voyage-charters (e)	58	27	26	13	8	25	157
Contract grower agreements (f)	47	41	37	27	18	61	231
Other operating lease payments	18	13	9	8	6	15	69
Total operating lease payments	$141	$99	$91	$67	$52	$210	$660
Power barge and pork plant expansion (g)	138	71	9	—	—	—	218
Investment in affiliates (h)	14	9	9	—	—	—	32
Total unrecognized non-cancelable commitments	$1,146	$252	$236	$180	$147	$596	$2,557
(a)

Seaboard has contracted with third parties for the purchase of hogs and has entered into grain and feed purchase contracts to support its hog operations. The amounts included in the table are based on projected market prices as of December 31, 2018. During 2018,  2017 and 2016, the Pork segment paid $77 million, $99 million and $133 million, respectively, for hogs purchased under committed contracts.

(b)	The CT&M segment enters into grain purchase contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2018.
(c)

The Power segment has a natural gas supply contract for a significant portion of the fuel required for the operation of its existing facility and barge under construction. The commitments have both fixed and variable price components, and the amount included in the table above is partially based on market prices as of December 31, 2018. The Marine segment also has fuel purchase contracts.

(d)

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements including a terminal operations agreement at PortMiami, which runs through 2028. Rental expense for operating leases for all segments amounted to $46 million, $44 million and $43 million in 2018,  2017 and 2016, respectively.

(e)

The Marine and CT&M segments enter into contracts to charter vessels for use in their operations, which include short-term time charters for a few months and long-term commitments ranging from less than one year to over three years. These segments’ charter hire expenses during 2018,  2017 and 2016 totaled $111 million, $96 million and $95 million, respectively.

(f)

To support the operations of the Pork segment, Seaboard has contract grower agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. During the years ended 2018, 2017 and 2016, Seaboard paid $48 million, $37 million and $26 million, respectively, under contract grower agreements.

(g)

In November 2018, Seaboard’s Power segment entered into a contract to build a floating power barge with operations anticipated to begin in the first quarter of 2021. The total cost of the project is estimated to exceed $160 million. In the third quarter of 2018, Seaboard’s Pork segment entered into an approximate $103 million construction contract to expand its Oklahoma, pork processing plant during 2019 and 2020. These assets are under construction, so expected payments may vary based on timing of milestones achieved.

Investment in affiliates represents obligations made to equity method investments, primarily for expected funding commitments to three limited liability companies that operate refined coal processing plants.